UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
          Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 08, 2010

Commission File No.: 0-32137

        Online Vacation Center Holdings Corp.
 (Exact name of registrant as specified in its charter)

Florida	65-0701352
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1801 N.W. 66th Avenue, Plantation, Florida 33313
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (954) 377-6400

                       Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

        On June 8, 2010, Online Vacation Center Holdings Corp. (the “Company”) entered into an agreement with Reginald Flosse to purchase 100,000 shares of the Company’s common stock at a purchase price of $0.60 per share. The purchase price was paid from the Company's working capital.   Reginald Flosse is an affiliate of the Company and holds more than 10% of the Company's issued and outstanding stock.  This repurchase transaction is not part of the Company’s previously announced repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 09, 2010                                                        ONLINE VACATION CENTER HOLDINGS CORP.

                                                                                       BY: /s/ EDWARD B. RUDNER
                                                                                               Edward B. Rudner
                                                                                                Chief Executive Officer